Exhibit 10.26V

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-FIFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer currently consumes processing capacity for its Direct Solutions (Print & Mail) Services; and

WHEREAS, Customer has requested CSG support processing of Direct Solutions (Print & Mail) Services volume in a different manner which requires certain capacity for statement composition;

WHEREAS, Customer has requested that CSG provide additional capacity for Customer’s statement composition to accommodate Customer’s increased statement volumes; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date of this Amendment (defined below):

1.

Schedule F of the Agreement, “Fee Schedule,” “1. CSG SERVICES,” Section III, “Payment Procurement,” Section A., “Direct Solutions (Print and Mail),” subsection 2, “Statement Processing,” shall be amended to add a new line item “f” as follows:

2. Statement Processing (Note 32)
f. Statement Composition Capacity (Note 33) (Note 35)
1. Setup and Implementation Fees	[********]	[*****]
2. Support and Maintenance Fees (Note 34)	[*******]	$[********]

Notes 33: Implement and set up of the Statement Composition Capacity shall be mutually agreed upon and documented in that certain Statement of Work, “Implement Statement Composition Capacity,” (CSG document no. 4128682) (the “Composition Capacity SOW”) to be executed by CSG and Customer.

Note 34: Support and Maintenance Fees will commence with the first invoice following completion of the Project, as defined in the Processing Capacity SOW.

Exhibit 10.26V

Note 35:  Statement Composition Capacity shall mean the capacity provided pursuant to the requirements developed and approved to support the Composition Capacity SOW, which shall not include cycle loading or Customer acquisitions.  In the event Customer adds additional volume which necessitates CSG requiring additional capacity beyond the Statement Composition  Capacity, CSG shall notify Customer within [**** (*) ********] days and the parties shall mutually agree upon terms and conditions to provide Customer with necessary capacity to support increased statement volumes.

2.

In order to properly reflect the Parties’ respective understanding and agreement for mail piece delivery, Section 2, “DELIVERY STANDARDS.” of Attachment A.1 to Exhibit C-2 is deleted in its entirety and replaced as follows:

“2. DELIVERY STANDARDS.  CSG agrees to provide delivery services based upon the Turnaround Time for Paper Bills as provided in Exhibit H-5, “Service Levels,” of Schedule H, “Service Level Agreement,” Table E, Line 10.  The delivery standards exclude major holidays, which shall be defined as New Year’s Day, Memorial Day, 4th of July, Labor Day, Thanksgiving Day and Christmas Day.”

3.

Customer agrees the “Service Levels” in Exhibit H-5 for Turnaround Time for Paper Bills shall be [*** ******* ****** (***) *****] or less for physical statements and waived for reprints and reruns for subscriber statements through [****** *** ****].

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, General Counsel & Secretary
Date: 5/2/19	Date: May 17, 2019